UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

NEW MOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	34-51353	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
42 Corporate Park, Suite 250
Irvine, California 92606
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 777-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We previously filed a Form 8-K on July 7, 2008, reporting our acquisition of certain assets and our assumption of certain liabilities of Ringtone.com, LLC, a Minnesota limited liability company (“Ringtone.com”), as described in such Form 8-K. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Financial Statements of Ringtone.com, a wholly-owned subsidiary of W3i Holdings, LLC, for the year ended December 31, 2007 and for the six months ended June 30, 2008 (unaudited) are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
23.1	Consent of Becher Della Torre Gitto & Company.
99.1	Financial Statements of Ringtone.com, LLC for the year ended December 31, 2007 and for the six months ended June 30, 2008 (unaudited).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOTION, INC. (Registrant)

Dated: September 15, 2008

/s/ Andrew Zaref Andrew Zaref Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Becher Della Torre Gitto & Company.
99.1	Financial Statements of Ringtone.com, LLC for the year ended December 31, 2007 and for the six months ended June 30, 2008 (unaudited).